Income taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income taxes
Income taxes:

The components of loss from operations for both continuing and discontinued operations before income taxes for the years ended December 31, 2015 and 2014 are as follows:

	2015	2014
Domestic	$(4,731,000)	$(5,310,000)
Foreign	(1,304,000)	(1,224,000)
	$(6,035,000)	$(6,534,000)

EuroSite Power's amounts are included in discontinued operations on the Statements of Operations. Reconciliation of federal statutory income tax provision to the Company’s actual provision for the years ended December 31, 2015 and 2014, respectively, are as follows, including a provision of $27,605 and $3,877 for American DG and a benefit of $380,176 and $648,917 for EuroSite Power:

	2015	2014
Benefit at federal statutory tax rate	$(2,052,000)	$(2,222,000)
Foreign rate differential	209,000	159,000
UK Energy Incentives	(380,000)	(649,000)
Unbenefited operating losses	1,843,000	2,063,000
Provision for income taxes	37,000	4,000
Income tax provision	$(343,000)	$(645,000)

The component of net deferred tax assets recognized in the accompanying balance sheets at December 31, 2015 and 2014, respectively, are as follows:

	2015	2014
Net operating loss carryforwards	$11,875,000	$10,838,000
Accrued expenses and other	57,000	100,000
Stock compensation	1,312,000	1,194,000
Depreciation	357,000	(216,000)
	13,601,000	11,916,000
Valuation allowance	(13,601,000)	(11,916,000)
Net deferred tax asset	$—	$—

As of December 31, 2015, the Company and its former subsidiary, EuroSite Power has federal and state loss carryforwards of approximately $27,258,000 and $25,646,000, respectively, which may be used to offset future federal and state taxable income, expiring at various dates through 2035. Included in these net operating losses is $1,353,000 of excess stock compensation deductions, related to the amount of tax deductions on restricted stock, in excess of book compensation expense. As of December 31, 2015, the Company also has foreign loss carryforwards of approximately $4,734,000 which may be used to offset future foreign taxable income. Management has determined that it is more likely than not that the Company will not recognize the benefits of the federal and state deferred tax assets and as a result has recorded a valuation allowance against the entire net deferred tax asset. If the Company should generate sustained future taxable income, against which these tax attributes may be recognized, some portion or all of the valuation allowance would be reversed. The valuation allowance increased by 1,685,000 during the year ended December 31, 2015, due primarily to net operating losses generated, stock compensation and depreciation. The valuation allowance increased $1,316,000 during the year ended December 31, 2014, due primarily to net operating losses generated, stock compensation and depreciation.

The Company files income tax returns in U.S. federal jurisdiction and a foreign jurisdictions. The IRS can audit for the years 2011 through 2014. The IRS has the ability to audit the deduction for net operating losses in the year taken. We do not have an IRS audit underway at this time. In the UK, we are open for audit by Her Majesty Revenue and Customs, or HMRC, for the years 2013 through 2014. We do not have an HMRC audit underway at this time.

The Company has no uncertain tax positions as of December 31, 2015 and 2014. The Company joins in the filing of a state unitary return with its former subsidiary, EuroSite Power, Inc.

During the years ended December 31, 2015 and 2014, the Company recognized an United Kingdom energy tax incentive benefit of $377,988 and $636,661 for "Advanced Capital Allowances" (ECA), whereby the Company will receive a cash benefit that is an acceleration of tax relief on capital expenditures of co-generation equipment put into service at approved sites in the UK. These amounts are included in discontinued operations.

The Company's federal and state net operating losses could be limited to the extent that there are significant changes in ownership of the Company's stock. The company has not assessed the impacts of these limitations on its tax attributes.